Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.8172%



        Excess Protection Level
          3 Month Average   4.96%
          July, 1998   5.24%
          June, 1998   4.71%
          May, 1998   4.95%


        Cash Yield                                  18.75%


        Investor Charge Offs                         5.14%


        Base Rate                                    8.37%


        Over 35 Day Delinquency                      4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,743,527,208.32